UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

X .	Filed by the Registrant

.	Filed by a Party other than the Registrant

Check the appropriate box:

	.	Preliminary Proxy Statement
	.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
	X .	Definitive Proxy Statement
	.	Definitive Additional Materials
	.	Soliciting Material Pursuant to §240.14a-12

Health Enhancement Products, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

Health Enhancement Products, Inc.

To be held July 18, 2012

TO THE SHAREHOLDERS OF

Health Enhancement Products, Inc.:

Notice is hereby given that an Annual Meeting (the "Annual Meeting" or “Meeting”) of shareholders of Health Enhancement Products, Inc. ("HEPI" or the "Company") will be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgate Place, Detroit, MI 48242, on Wednesday, July 18, 2012 at 10:00 a.m. local time for the following purposes:

1.

To elect three (3) members of the board of directors, each to serve until the Annual Meeting of shareholders in 2013 and until his/her respective successor is elected and qualified;

2.

The approval of a proposal to amend our Articles of Incorporation to increase the authorized number of shares of our common stock from 150,000,000 to 200,000,000; and

3.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 25, 2012 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on May 25, 2012 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 18, 2012:

The Proxy Statement, the HEPI Annual Report for the fiscal year ended December 31, 2011 and the Proxy Card are available at www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

Health Enhancement Products, Inc.

7 West Square Lake Rd, Suite 143

Bloomfield Hills, MI  48302

(248) 379-4300

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 18, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of Health Enhancement Products, Inc. common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders to be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242 on July 18, 2012 at 10:00 a.m. local time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2011 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about June 19, 2012.

Voting of Shares by Proxy

Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Health Enhancement Products, Inc., 7 West Square Lake Rd, Suite 143, Bloomfield Hills, MI  48302, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on May 25, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, we had outstanding 100,036,350 shares of common stock, par value $.001 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting.  On the proposal to increase the Company’s authorized shares, the affirmative vote of a majority of our outstanding shares of common stock is required for approval.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to elect directors and will be treated as equivalent to a vote against the increase in the number of our authorized common shares.

The persons named as the proxies, Philip M. Rice II and John Gorman, were selected by the Board of Directors and are our executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

Business to be Transacted

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•

Election of Directors:  To elect three (3) members of the Board of Directors.

•

Increase authorized Common Shares to 200,000,000: To accept or reject an amendment to our Amended and Restated Articles of Incorporation to increase our authorized common shares from 150,000,000 to 200,000,000.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” the nominees for Director, and a vote “FOR” the proposal to amend our Articles of Incorporation to increase our authorized common shares from 150,000,000 to 200,000,000 shares.

By order of the Board of Directors

Health Enhancement Products, Inc.

/s/ Philip M. Rice II

Philip M. Rice II

Chief Financial Officer

June 18, 2012

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. HEPI HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

QUESTIONS AND ANSWERS

Q:

What may I vote on?

A.

You may vote on each of the following proposals:

1.

ELECTION OF DIRECTORS

There are three (3) nominees for election to the Company’s Board of Directors this year (each to serve until the annual meeting of shareholders in 2013 and until their respective successors are duly elected and qualified).

Your Board unanimously recommends a vote FOR the nominees.

2.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

A proposal to amend our Amended and Restated Articles of Incorporation to increase the authorized number of shares of our common stock from 150,000,000 to 200,000,000. This proposal is described beginning on page 14.

Your Board unanimously recommends that shareholders vote FOR the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

Q:

Who is entitled to vote?

A:

Shareholders of record as of the close of business on May 25, 2012 are entitled to vote at the Annual Meeting.

Q:

How do I vote?

A:

You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and FOR the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

Q:

How does discretionary authority apply?

A:

If you sign your proxy card, but do not make any selections, you give authority to Philip M. Rice II, Chief Financial Officer, and John Gorman, Executive VP Operations, to vote in their discretion on the proposals and any other matter that may properly come before the Meeting.

Q:

What does it mean if I get more than one proxy card?

A:

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

Q:

How many shares can vote?

A:

As of the close of business on the record date, May 25, 2012, there were 100,036,350 shares of common stock issued and outstanding. Every holder of common stock as of the close of business on May 25, 2012, the record date, is entitled to one vote for each share held.

Q:

What is a "quorum?"

A:

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a "quorum" at the Annual Meeting. There must be a quorum for the Meeting to be held.

Q:

Who can attend the Annual Meeting?

A:

All shareholders that held shares of HEPI on May 25, 2012 can attend.

Q:

How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Philip M. Rice II, Chief Financial Officer, and John Gorman, Executive VP Operations, to vote on such matters at their discretion.

Q:

Can a shareholder nominate someone to be a director of HEPI?

A:

Our bylaws do provide a procedure for shareholders to nominate directors.  Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors.  Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the SEC, nominations by shareholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

The Board of Directors does not currently have a standing nominating committee.  The Board of Directors, in selecting individuals to be nominated for election to the Board of Directors, would consider, among others, the following qualifications in nominating an individual, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board attendance, performance and length of service.

Q:

Who is soliciting proxies?

A.

The enclosed proxy is being solicited by the Board of Directors of HEPI on behalf of HEPI. The cost of the solicitation shall be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

Q:

How much will this proxy solicitation cost?

A:

The total cost is estimated to be about $20,000, consisting primarily of legal, printing, postage, and service fees related to the use of certain aspects of the Notice & Access model.   None of these funds will be used as compensation for solicitation.

GENERAL INFORMATION

Health Enhancement Products, Inc., a Nevada corporation, is a health & wellness company engaged in the development of natural products derived from algae cultures for use as dietary supplements and food ingredients.  Our principal offices are located at 7 West Square Lake Rd, Bloomfield Hills, MI  48302, and our telephone number is (248) 397-4300.

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning HEPI can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including HEPI) that file electronically with the Commission.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Introduction

Philip M. Rice II Chief Financial Officer, John Gorman, Executive VP Operations, and Brian Young, each existing Directors, have been nominated to be elected as members of the Board of Directors at the Annual Meeting.  The nominees, if elected, will serve as a Director until the next annual meeting of shareholders in 2013 and until his/her successor has been elected and qualified. All directors are elected annually and serve a one-year term until the next annual meeting. Each of the nominees has consented to serve as a director if elected; however, if any nominee is unable or declines to serve, which we do not expect to happen, proxy holders shall vote the proxies in accordance with their best judgment for another qualified nominee. If any of the nominees become unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute and proxies not withholding votes for the original nominee will be cast for the substitute. Proxies may not be voted for a greater number of persons to the Board of Directors than the number of nominees named herein

Nominees

Philip M. Rice II

Age: 57

Director since 2012

Mr. Rice was appointed Chief Financial Officer on November 4, 2011.  On January 4, 2012 Mr. Rice was appointed to the Board of Directors.  Mr. Rice is Managing Partner and founder of Legacy Results, Inc. (founded in 2001), a management consulting firm providing a wide range of consulting services: Strategic Planning, Business Plan Development, Turnaround Management, Financial Management, Mergers and Acquisitions.  From December, 2007 through March, 2008, Mr. Rice also served as Chairman of the Board of imX Solutions, Inc., a technology company providing secure internet transactions, including private data transactions. Mr. Rice practiced as a CPA and worked for Deloitte & Touche LLP for thirteen years before founding Legacy Results.

John Gorman

Age: 42

Director since 2006

Mr. Gorman was appointed in November 2006 to serve as a director of the Company until his successor was elected and qualified. In addition to serving as a director, he serves as the Company’s Head of Sales and Customer Relations.  Before joining HEPI in 2003, he served as a private marketing and sales consultant for small to mid-sized businesses and various government entities. Between 1996 and 2001, Mr. Gorman worked as Regional Marketing Manager for the western region of CompassLearning, an educational software company with programs in use by over 20,000 schools nationwide. From 1989-1996, Mr. Gorman was Resort Manager of The Pointe Hilton Resorts in Phoenix, Arizona.

Brian Young

Age: 49

Director since 2012

Mr. Young was appointed in June 2012 to serve as a director of the Company until his successor was elected and qualified. Mr. Young is a technology start up specialist with over 20 years of experience.  He has a solid track record of successful technology ventures and is a specialist in accelerating the growth of early stage companies.  Mr. Young founded MuniCommerce, a global transaction services provider; Hampton Technology Ventures, an early stage technology investor, and Thor Technologies, a leading access rights management provider.  At Thor Technologies, Mr. Young lead the company through three rounds of venture capital financing and its eventual sale to Oracle.  Prior to Thor, Mr. Young was a technology consultant to clients including Winstar, Teligent, MCI and Johnson & Higgins.  Mr. Young holds a B.A. degree in Accounting Information Systems from Pace University.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF PHILIP M. RICE II, JOHN GORMAN AND BRIAN YOUNG AS DIRECTORS OF THE COMPANY.

INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS

The following is a brief description of the structure and certain functions of our Board of Directors (the “Board of Directors” or "Board").  Each of the current directors is serving until their respective successor is duly elected and qualified, subject to earlier resignation.  The Board currently consists of three directors, two of whom are employee directors, each of whom have been nominated for election as Directors at this Annual Meeting.  Each director was nominated based on his knowledge of the Company, his skills, expertise and willingness to serve as a director.  The Board usually meets in scheduled meetings either in person or via conference telephone call. The Board of Directors held 4 meetings during the fiscal year ended December 31, 2011.   Each of the directors attended more than 75% of the scheduled meetings of the Board of Directors.  Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders in person. If attendance in person is not possible, members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders via telephone or similar communication equipment. The Board of Directors will use reasonable efforts to schedule the annual meeting of shareholders on such a date so as to maximize the attendance of its members.  There was no annual meeting held in 2011.

Structure and Operation of the Board

We do not have standing audit, compensation or nominating committees of our Board.  However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee.  The following is a brief description of these functions of the Board:

Nomination of Directors

The Board of Directors does not currently have a standing nominating committee.  The full Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Board candidates are typically identified by existing directors or members of management.  The Board of Directors will consider director candidates recommended by security holders.  Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board.  The Nominating Committee considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity.  For information concerning the procedures to be followed by security holders in recommending candidates, please refer to the information under the caption “Shareholder Proposals.”  Each director nominee was recommended by the Board of Directors as a whole.

Audit Committee Related Function

We do not have a standing audit Committee, and thus we do not have an audit committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate audit committee. The Board of Directors reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Board deems appropriate. During fiscal year 2011, the Board met one time with respect to Audit Committee related matters.  Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange regarding Audit Committee related matters.

The Board currently consists of three Directors: Mr. Philip M. Rice II, Mr. John Gorman and Mr. Brian Young. The Board has determined that Mr. Rice qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission. The audit related functions of the Board include:

•

Selecting our independent auditors

•

Reviewing the results and scope of the audit and other services provided by our independent auditors

•

Reviewing and evaluating our audit and control functions

Report of Board on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Board obtained from the Company's independent auditors, Wolinetz, Lafazan and Company, CPA’s, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence, consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."  In addition, the Board discussed with the auditors any relationships that might impact the auditors' objectivity and independence.  The Board is satisfied as to the auditors' independence.

The Board of Directors of the Company reported the following:

1.

The Board has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2011, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements;

2.

The Board has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

3.

The Board has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit Services and Fees

Wolinetz, Lafazan and Company, CPA’s, acting as our independent accountants, have reported on our December 31, 2011 financial statements in our 2011 Annual Report, which was filed with the SEC on Form 10-K on March 30, 2012, and have served as our independent accountants for eight years. No representative of Wolinetz, Lafazan and Company, CPA’s will be present at the Annual Meeting.

It is the Board’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the Company’s independent auditor. The Board does not delegate this responsibility to Company management.

Fees billed by Wolinetz, Lafazan and Company, CPA’s for 2011 and 2010 (in thousands), all which were approved by the Board in accordance with its established policies and procedures, were as follows:

	2011	2010
Audit Fees	$88,300	$66,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--

	$88,300	$66,000

The Company’s independent auditor does not generally provide tax compliance, tax advice and tax planning services to the Company.

Members of the Board:

Philip M. Rice II

John Gorman

Brian Young

Risk Oversight

The Board of Directors’ risk oversight is administered primarily though the following:

•

review and approval of an annual business plan;

•

review of a summary of risks and opportunities at meetings of the Board of Directors;

•

review of business developments, business plan implementation and financial results;

•

oversight of internal controls over financial reporting; and

•

review of employee compensation and its relationship to our business plans.

Compensation Committee Related Function

The Board of Directors does not currently have a standing compensation committee, and thus we do not have a compensation committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate compensation committee. The full Board of Directors currently has the responsibility of reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of the Company.

The Company's executive compensation program is administered by the Board, which determines the compensation of the Chief Executive Officer, Chief Financial Officer and Executive VP Operations of the Company. In reviewing the compensation of the individual executive officers, the Board considers the recommendations of the Chief Executive Officer, published compensation surveys and current market conditions.

Executive Compensation Programs.  The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, and bonus.

Base Salary.  Base salaries for executive officers are determined in the same manner as thoseother salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other nutraceutical companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry information.

Bonuses.  We have no bonus plan; any bonuses awarded are at the discretion of the Board of Directors. The Chief Executive Officer, Chief Financial Officer and the Executive VP Operations may receive equity based compensation which compensates these individuals in the form of equity bonuses. Any awards are at the discretion of the board of directors.

Incentive Compensation Plan.  The Company does not currently have a stock option plan or other share-based incentive plan. The Board does not presently contemplate establishing such a plan.

Director Compensation.  The Company’s compensation program for directors:

Mr. Rice:  As compensation for serving as a member of the board of directors, Mr. Rice received warrants to purchase 200,000 shares of common stock (vested quarterly) at an exercise price of $.12 per share.  The warrants have a term of three years and vest as follows:  50,000 are immediately vested, and the remaining 150,000 vest in three equal quarterly installments commencing April 1, 2012.

Mr. Gorman:  Mr. Gorman received warrants to purchase 300,000 shares of our common stock at an exercise price of $.15 per share for a term of three years on November 1, 2011.

Mr. Young will receive $10,000 for each annual term served, paid quarterly, and upon his joining the Board he received a warrant to purchase 50,000 shares of common stock (vested quarterly) at an exercise price of $.12 with a term of three years.

Compensation Committee Interlocks and Insider Participation

As disclosed above, the Board of Directors made all determinations about executive compensation for the fiscal year ended December 31, 2011.   The Board is comprised of two directors who are employees of the Company and one independent director.  No director is a former employee of the Company.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of HEPI can send an email to jgorman@health-enhancement-products.com or write or telephone John Gorman at the Company's corporate offices:

John Gorman

Health Enhancement Products, Inc.

7 West Square Lake Rd, Suite 143

Bloomfield Hills, MI  48302

Telephone (248) 397-4300.

All such communication must state the type and amount of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors.  Mr. Gorman will forward all such communications to the other members of the Board.

Code of Ethics

HEPI has adopted a code of ethics that applies to the Principal Executive Officer, Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on the Company's website at www.health-enahancement-products.com.

MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the Directors and Officers of HEPI as of May 25, 2012:

Name	Age	Positions	Since
Andrew D. Dahl	58	President / Chief Executive Officer	2011
Philip M. Rice II	57	Chief Financial Officer / Director	2011/12
John Gorman	42	Executive VP Operations, Secretary, Director	2006
Brian Young	49	Director	2012

Mr. Dahl was appointed President / Chief Executive Officer on December 16, 2011.  Mr. Dahl is managing member and principal consultant at Great Northern & Reserve Partners, a management consulting firm he founded in 2005 that provides marketing and business consulting services to bio-tech, bio-medical and information technology companies. Previously, Mr. Dahl served as President of Dawber & Company, formerly one of the oldest and largest independent marketing & consulting firms in the Midwest, with an extensive Fortune 500 client roster that included GM, Ford, Northwest, AT&T, Compuware, Xerox, among others. Dahl was employed by Dawber & Company for nearly 20 years until its partners dissolved the firm in 2005.  He attended the College for Creative Studies and Wayne State University. Mr. Dahl holds three US patents for interactive multimedia and is a named inventor in three recent biomedical patent applications.

Information with respect to Mr. Rice, Mr. Gorman and Mr. Young is contained beginning on page 3 of this proxy statement.

Each of the officers will serve as such until his/her respective successor is appointed and qualified, or until their earlier resignation or removal.  All directors hold their positions for one year or until their successors are elected and qualified, subject to their earlier resignation or removal.

Family Relationships

There are no familial relationships between any of our officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of Forms 3, 4 and 5 received by us with respect to the year ended December 31, 2011 and other information known to us, we believe that none of our Reporting Persons has failed to file required reports and/or made late filings during the most recent year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to our Chief Executive Officer, Chief Financial Officer and our Executive Vice President (the "Named Executives") during or with respect to fiscal 2010 and 2011 for services rendered to us in all capacities.

SUMMARY COMPENSATION TABLE:

Name and			Stock	Option	All Other
Principal		Salary	Awards*	Awards*	Compensation	Total
Position	Year	($)	($)	($)	($)	($)

Andrew D. Dahl Chief Executive Officer	2011	$7,500	-	-	$165,000(1)	$172,500
(Appointed December 16, 2011)	2010	-	-	-	$174,824(1)	$174,824

Philip M. Rice II	2011	-	-	-	$25,062(2)	$25,062
Chief Financial Officer and Director
(Appointed November 4, 2011)

John Gorman	2011	$86,320	-	$23,803(3)	-	$110,123
Executive Vice President and Director	2010	$86,059	-	$130,467 (3)	-	$216,526

*The amounts in these columns represent the compensation costs recognized for financial statement reporting purposes under ASC-718 – Compensation – Stock Based Compensation for fiscal years 2011 and 2010 with respect to compensation paid in the form of restricted common stock (i.e. grant date fair value amortized over the requisite service period, but disregarding any estimate of forfeitures relating to service-based vesting conditions) and warrants granted. Grant date fair value is the closing price of our common stock on the date of grant for stock awards and, in the case of warrant awards, Black Scholes value (See Note 3 to the Financial Statements included with our Annual Report).

(1)

Represents amounts paid to Grant Northern & Reserve Partners, of which Mr. Dahl is managing partner and principal consultant, for Mr. Dahl’s services.

(2)

Mr. Rice was paid $25,062 as a consultant for providing services as the Chief Financial Officer.  As compensation for serving as a member of the board of directors, warrants to purchase 200,000 shares of common stock were granted to Mr. Rice in January, 2012, at an exercise price of $.12 per share.  The warrants have a term of three years and vest as follows: 50,000 are immediately vested, and the remaining 150,000 vest in three equal quarterly installments commencing April 1, 2012.

(3)

Mr. Gorman received warrants to purchase 300,000 shares of our common stock at an exercise price of $.15 per share, exercisable for a term of three years, on November 1, 2011.  These warrants were valued at $23,803.  Mr. Gorman received warrants to purchase 250,000 shares of our common stock at an exercise price of $.15 per share, exercisable for a term of three years on June 23, 2010.  These warrants were valued at $130,467.

Employment Agreements

We currently have written compensation agreements with our President / Chief Executive Officer and our Executive Vice President.

Mr. Dahl’s employment agreement:

Under the terms of Mr. Dahl’s employment agreement, dated December 16, 2011, he will be CEO for one year, subject to automatic renewal for successive one year terms, unless either party terminates the Agreement on sixty days’ notice prior to the expiration of the term of the agreement.  Mr. Dahl will be compensated as follows:  he will receive an annual base salary of $240,000 which is partially deferred until the Company meets its funding objectives.  In addition, Mr. Dahl is entitled to monthly bonus compensation equal to 2% of our revenue, but only to the extent that such bonus amount exceeds his base salary for the month in question.  In addition, Mr. Dahl will be entitled to warrants having an exercise price of $.25 per share, upon the attainment of specified milestones as follows: 1) Warrants for 500,000 shares upon identification of bio-active agents in our product and filing of a patent with respect thereto, 2) Warrants for 500,000 shares upon entering into a contract under which we receive at least $500,000 in cash payments, 3) Warrants for 1,000,000 shares upon us entering into a co-development agreement with a research company to develop  medicinal or pharmaceutical applications (where the partner provides at least $2 million in cash or in-kind outlays), 4) Warrants for 1,000,000 shares upon us entering into a co-development agreement for nutraceutical or dietary supplement applications (where the partner provides at least $2 million in cash or in-kind outlays), 5) Warrants for 1,000,000 shares upon our entering into a pharmaceutical development agreement.

Over the past three years, our research efforts were coordinated by Andrew Dahl as principal partner of Great Northern and Reserve Partners, a third party consulting firm.  As of December 16, 2011 the agreement with Great Northern and Reserve Partners was terminated.  Simultaneously, Andrew Dahl was hired as our CEO.

Mr. Gorman’s employment agreement:

Under the terms of Mr. Gorman’s employment agreement, dated December 19, 2011, he will continue to act as Executive Vice President – Operations, reporting to the CEO, for a period of one year, subject to automatic renewal for successive one year terms, unless either party terminates the Agreement on sixty days’ notice prior to the expiration of the term of the agreement.  Mr. Gorman will continue to receive an annual base salary of $87,000, and he will be eligible for such bonus and equity compensation as the Board of Directors determines.

Mr. Rice has no employment agreement.  He is presently compensated at $200 per hour with a maximum of $10,000 to be paid in cash in any one month. To the extent that actual monthly fees exceed $10,000, such difference will be paid either in cash or through an equity award, as determined by mutual agreement.  He will be eligible for such bonus and equity compensation as the Board of Directors determines.

Compensation of Directors

Our directors received warrants to purchase our common stock in exchange for board service during 2010 and 2011.  Mr. Gorman received grants in 2010 and 2011.  Mr. Rice’s grant was in January, 2012 for services as a director in 2012.  Mr. Young’s compensation will be $10,000 for each annual term served; he is also expected to receive annually a warrant to purchase 50,000 shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding each person who is known to us to beneficially own more than 5% of our issued and outstanding shares of common stock, and the number of shares of our common stock beneficially owned by each of our directors and named executive officers, and all officers and directors as a group. All percentages are based on 100,036,350 shares issued and outstanding as of May 25, 2012, and where applicable, beneficial ownership includes shares which the beneficial owner has the right to acquire within sixty days.

Security Ownership of Certain Beneficial Owners:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

Chris Maggiore 6860 Chillingsworth Circle Canton, OH 44718	17,141,000	17.1%

Robert McLain 5519 Island Drive Canton, OH 44718	7,440,945	7.4%

Howard Shapiro 109 Logtown Road Port Jervis, NY 12771	5,256,287	5.3%

Security Ownership of Management:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

Mr. Andrew Dahl	2,990,232 (2)	2.9%
Mr. John Gorman	1,601,940(3)	1.5%
Mr. Philip Rice	200,000(4)	*
Mr. Brian Young	50,000 (5)	*
Directors and Officers as a Group	4,843,172(6)	4.4%

* Less than 1%

(1)

“Beneficially” owned shares, as defined by the Securities and Exchange Commission, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right to acquire within sixty days. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2)

Includes warrants to purchase 1,000,000 shares of common stock.

(3)

Includes warrants to purchase 800,000 shares of common stock.

(4)

Includes warrants to purchase 200,000 shares of common stock.

(5)

Includes warrants to purchase 50,000 shares of common stock.

(6)

Includes warrants to purchase 2,050,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In general, it is our policy to submit all proposed related party transactions (those that may require disclosure under Regulation S-K, Item 404) to the Board of Directors for approval.  The Board of Directors only approves those transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party. If a Director has any interest in a related party transaction presented to the Board of Directors for approval, such Director will abstain from the vote to approve or not approve the transaction. Examples of related party transactions covered by our policy are transactions in which any of the following individuals has or will have a direct or indirect material interest: any of our directors or executive officers, any person who is known to us to be the beneficial owner of more than five percent of our common stock, and any immediate family member of one of our directors or executive officers or person known to us to be the beneficial owner of more than five percent of our common stock. Transactions that involve any salaried employees generally are not covered by our approval policy. Our policy also requires that all related party transactions be disclosed in our filings with the SEC to the extent required by the SEC’s rules.

Transactions with Christopher Maggiore, a significant shareholder

During the year ended December 31, 2010 we issued Christopher Maggiore, a significant shareholder, 2,107,666 shares of common stock and received proceeds of $210,766 from the sale of such shares. In April of 2010, we entered into a line of credit agreement with Mr. Maggiore.  Under the terms of this line of credit agreement, the shareholder agreed to advance, upon request, a maximum of $675,000 as needed.   This Line of Credit Agreement terminated by its terms April 24, 2011.  The advances were to be repaid on or before April 24, 2012 with interest accrued at the rate of 7% annually.  During 2010 we received advances totaling $373,600, and accrued interest totaling $4,209.  During the quarter ended December 31, 2010, we issued an aggregate of 1,940,000 shares of common stock to Mr. Maggiore as follows:  (i) 838,986 shares were issued upon exercise of outstanding warrants at an average exercise price of $.23 per share (the shareholder paid the exercise price by forgiving $188,898 in indebtedness owing to the shareholder) and (ii) 1,101,014 shares (valued at $374,344) were issued in full satisfaction of the approximately $110,000 in remaining principal amount plus accrued interest owing to this related party in connection with advances made to us.  In connection with this loan repayment we incurred finance charges of $259,293.  As of December 31, 2010 there was a balance due of $12,000.

Mr. Maggiore has an equity interest in Ceptazyme, LLC, the purported assignee of Zus Health under the license agreement discussed above.

During 2011, Mr. Maggiore paid expenses of $164,675 on behalf of the Company that were repaid as follows:  on November 1, 2011, we issued 664,848 shares of common stock and warrants to purchase 997,272 shares of common stock at an exercise price of $.125 per share in repayment of $83,106.  On December 1, 2011, we issued 652,550 shares of common stock and warrants to purchase 978,825 shares of common stock at an exercise price of $.125 per share in repayment of $81,569.  The Company recorded $178,538 in finance costs as a result of the issuance of these warrants.  As of  December 31, 2011 there is no balance due.

In addition, in July, 2011, we issued Mr. Maggiore warrants to purchase 3,000,000 shares at an exercise price of $.25 per share for a term of three years.  These warrants were issued to Mr. Maggiore in consideration of Mr. Maggiore having providing financing to us which prevented him from being able to avail himself of our offer to certain warrant holders to exercise their warrants on a reduced exercise price basis.  We recognized finance costs of $203,069 in connection with the grant.

Transactions involving Robert McLain, a significant shareholder

Mr. McLain has an equity interest in Ceptazyme, LLC, the purported assignee of Zus Health under the license agreement discussed above.

We have entered into several transactions with Mr. Howard R. Baer, a former significant shareholder:

Although Mr. Baer has, in connection with the preparation of this Report, represented to us that he is no longer a significant shareholder, Mr. Baer was a significant shareholder at the time we entered into the following transactions with him.

Office Space

We are leasing office and production space located in Scottsdale, Arizona from Howard Baer, pursuant to an Amended and Restated Sublease expires on February 9, 2020, subject to our unilateral right to terminate the Lease on March 31, 2013. Under the original terms of the Amended and Restated Sublease, the annual base rent for the 15,000 square foot facility was approximately $237,000, payable in equal monthly installments of approximately $20,000. The annual base rent is subject to increase annually in an amount equal to the greater of 2.5% of the prior year’s base rent and the percentage increase in the Consumer Price Index. We paid an additional security deposit of approximately $110,000. The Amended and Restated Sublease is a “net lease”, which means that we are responsible for the real estate taxes, maintenance, insurance and repairs related to the premises we are leasing.

In October, 2009, we and Mr. Baer agreed in principle to (i) reduce from 15,000 to 11,000 the square footage of the space we are occupying and (ii) to reduce the base rent from $20,000 to $16,720 monthly (not including real estate taxes (currently $1,480 per month)). In addition, Mr. Baer has assumed the responsibility for maintenance and repairs for the building and we are obligated to reimburse the lessor for 70% of such expenses.  We incurred approximately $174,000 and $281,000 in rent expense during fiscal 2011 and 2010, respectively.

In May of 2011 we and Mr. Baer agreed to (i) further reduce from 11,000 to 5,600 the square footage we are occupying, and (ii) reduce our rent to $12,320 (not including real estate taxes of $1,480 per month).

Guarantees

In May, 2010, we entered into an indemnity agreement under which we indemnified Mr. Baer for any liability incurred in connection with guarantying company obligations.  We also issued Mr. Baer warrants to purchase 500,000 shares of common stock as compensation for prior loan guarantees he made with respect to company indebtedness. These warrants have an exercise price of $.15 (cashless) and a term of 3 years. The warrants were valued at $405,925 using the Black Scholes pricing model with the following assumptions: volatility 137.66%; annual rate of dividends 0%; discount rate 3.1%.

PROPOSAL NO. 2 --

APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 150,000,000 TO 200,000,000

We are asking our shareholders to approve the proposed amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of our common stock from 150,000,000 to 200,000,000. The Board of Directors believes that it is in the best interests of the Company and all of its shareholders to amend our Amended and Restated Articles of Incorporation to increase the authorized shares of common stock. If the shareholders approve this proposal, Article 4 of our Amended and Restated Articles of Incorporation would be changed to provide as set forth below:

“The total authorized capital stock of the corporation is 200,000,000 shares of Common Stock, with a par value of $0.001.  All stock when issued shall be deemed fully paid and nonassessable.  No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.

The authorized stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine.  Shareholders shall not have preemptive rights to acquire unissued shares of stock of the Corporation.”

The Board of Directors believes the current level of authorized common stock constrains the Company’s ability to conduct business in a manner intended to support growth and to enhance shareholder value. The Board of Directors considers the proposed increase in the number of authorized shares of common stock desirable because it would give the Company the necessary flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions.  Furthermore, an increase in the number of authorized common stock gives the Company the ability to acquire other businesses in exchange for shares of common stock.

The proposed amendment to the Company’s Amended and Restated Articles of Incorporation will ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As of May 25, 2012, there were 100,036,350 shares of the common stock outstanding and 34,601,195 shares of common stock reserved for issuance upon the exercise of outstanding warrants and the conversion of convertible cost securities.

As is the case with the shares of common stock which are currently authorized but unissued, if this proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock is approved by the shareholders, the Board of Directors will have authority to issue additional shares of common stock from time to time without further action on the part of shareholders, except as may be required by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

Our Amended and Restated Articles of Incorporation do not include any preemptive or other rights of shareholders to subscribe for any shares of common stock which may in the future be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

Although we do not have any specific plans, arrangements or understandings for the newly authorized but unissued shares of common stock that would be available following the increase in authorized shares, we view the issuance of common stock and warrants to purchase common stock as our principal source of operating capital until such time as we may begin to generate positive cash flow from operations.

The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board of Directors may determine from time to time to be necessary or desirable. These purposes may include, without limitation: issuing shares under our incentive plans, raising capital through the sale of common stock and/or warrants to purchase common stock and acquiring other businesses in exchange for shares of common stock.

The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing shareholders and have a negative effect on the trading price of our common stock.

The increase in the number of authorized shares of common stock could have unintended effects. For example, if our Board of Directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. The amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to thwart such efforts.

Implementation

If the amendment is approved by our shareholders, we must file an amendment with the Nevada Secretary of State in order for the amendment to become effective. If we obtain shareholder approval of the amendment, we intend to file the amendment as soon as practicable.

Effect of Failure to Obtain Shareholder Approval

If we do not obtain shareholder approval for this proposal to amend our Amended and Restated Articles of Incorporation to increase the authorized number of shares of our common stock from 150,000,000 to 200,000,000, we are not likely to have the ability to raise sufficient capital to continue to operate our business.

Vote Required

The affirmative vote of a majority of our outstanding common stock will be necessary to approve the adoption of the proposed amendment to our Amended and Restated Articles of Incorporation. Broker non-votes will be counted towards the vote total for this Proposal 2 and will have the same effect as “against” votes.

The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the proposed amendment to our Articles of Incorporation.

OTHER MATTERS

Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Shareholder proposals for inclusion in our proxy materials for the 2013 annual meeting of shareholders must be received by us no later than February 18, 2013. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that shareholders otherwise desire to introduce at our annual meeting in 2013, without inclusion in our proxy statement for that meeting, written notice of such shareholder proposals for such annual meeting must be received by our Secretary and, with respect to proposals for the nomination of directors, should be received by our Board of Directors at 7 West Square Lake Rd, Suite 143, Bloomfield Hills, MI  48302, not later than July 4, 2013 and must not have been received earlier than May 19, 2013 in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action. If a shareholder who wishes to present such a proposal fails to notify us within the specified time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing shareholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or electronic mail. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

FINANCIAL MATTERS AND FORM 10-K REPORT

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO:  PHILIP RICE, CFO, HEALTH ENHANCEMENT PRODUCTS, INC., 7 WEST SQUARE LAKE RD, SUITE 143, BLOOMFIELD HILLS, MICHIGAN  48302.  ALTERNATIVELY, A BENEFICIAL OWNER MAY ACCESS THE COMPANY’S ANNUAL REPORT ON FORM 10-K ON THE COMPANY’S INTERNET WEBSITE AT: www.shareholdermaterial.com/HEPI.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 18, 2012:

The Proxy Statement and the HEPI Annual Report for the fiscal year ended December 31, 2011 are available at: www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE

ENVELOPE PROVIDED AS SOON AS POSSIBLE

HEALTH ENHANCEMENT PRODUCTS, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Health Enhancement Products, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 18, 2012. The undersigned hereby appoints Phillip M. Rice, Chief Financial Officer, and John Gorman, Executive VP Operations, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of shareholders of the Company to be held at Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242 , on July 18, 2012 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example:    ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.	To elect the following persons to the Board of Directors to serve until the next annual meeting of shareholders in 2013 and until his/her successor is elected and qualified:

	For	Withhold		For	Withhold
Philip M. Rice II	.	.	John Gorman	.	.
Brian Young	.	.

2.	To approve the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock from 150,000,000 to 200,000,000.

FOR       . AGAINST       . ABSTAIN       .

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUALMETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

[Continued on Reverse]

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation's or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO HEALTH ENHANCEMENT PRODUCTS, INC., 7 WEST SQUARE LAKE RD, SUITE 143, BLOOMFIELD HILLS, MI  48302. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.